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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (date of earliest event reported):
                                 June 11, 2001

                                  PANJA INC.
            (Exact Name of Registrant as Specified in its Charter)

             Texas                        0-26924               75-1815822
(State or Other Jurisdiction of    (Commission File Number)  (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                              3000 Research Drive
                           Richardson, Texas  75082
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number including area code:  (469) 624-8000


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On June 11, 2001, Panja Inc. (the "Company") issued a press release announcing that it is changing its name back to AMX Corporation. The Company will immediately begin doing business as AMX Corporation.

         The Company's Board of Directors has approved a proposed amendment to the Company's Articles of Incorporation to change the Company's name to AMX Corporation. Following approval by the Company's shareholders at its annual meeting on August 22, 2001, the Company will amend its Articles of Incorporation to change its corporate name, and its NASDAQ ticker symbol will change from "PNJA" to "AMXC."

         The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

         99.1  Press release dated June 11, 2001 by Panja Inc.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              PANJA INC.


                              By:  /s/ Paul Fletcher
                                  ----------------------------------
                                            Paul Fletcher
                                      Chief Financial Officer








Date:  June 15, 2001

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                                  PANJA INC.

                               INDEX TO EXHIBITS




Exhibit No.   Description


99.1          Press release dated June 11, 2001 by Panja Inc.

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